                                                                   EXHIBIT 10.41
                                                                   -------------

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          This Registration Rights Agreement (the "Agreement") is made and entered into as of July 30, 1996, by and among NATIONAL GOLF PROPERTIES, INC., a Maryland corporation (the "Company"), and the parties set forth on the signature page hereto (the "Stockholders").

          WHEREAS, the Stockholders are holders of shares of the Company's common stock, par value $.01 per share (the "Common Stock");

          WHEREAS, the Company has entered into a Stockholder Agreement with the Stockholders, which requires the Company to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions
          -----------

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Exchange Act: The Securities Exchange Act of 1934, as amended from
          ------------
time to time.

          NASD: National Association of Securities Dealers, Inc.
          ----

          Person: An individual, partnership, corporation, trust or
          ------
unincorporated organization, or a government or agency or political subdivision thereof.

          Prospectus: The prospectus included in any Registration Statement, as
          ----------
amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          Registration Expenses: See Section 7 hereof.
          ---------------------

          Registrable Securities: The shares of Common Stock (i) issued to the
          ----------------------
Stockholders prior to or contemporaneously herewith and (ii) issued or issuable with respect to the Common Stock referred to in clause (i) by way of stock dividend, stock split or in connection with a combination of stock, recapitalization, merger, consolidation or other reorganization; provided,
                                                                 --------
however, that a security shall cease to be a Registrable Security when (a) a
-------
registration statement with respect to the sale of such securities shall have become

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

effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities are permitted to be distributed pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act or are otherwise freely transferable to the public without registration pursuant to Section 4(1) of the Securities Act (to be confirmed in a written opinion of counsel to the Company addressed to the Stockholders) or (c) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferrable to public without registration under the Securities Act.

          Registration Statement: Any registration statement of the Company
          ----------------------
which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

          Securities Act: The Securities Act of 1933, as amended from time to
          --------------
time.

          SEC: The Securities and Exchange Commission.
          ---

     2.   Securities Subject to this Agreement
          ------------------------------------

          (a)   Registrable Securities. The securities entitled to all of the
                ----------------------
benefits of this Agreement are the Registrable Securities.

          (b)   Holders of Registrable Securities. A Person is deemed to be a
                ---------------------------------
holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

     3.   Demand Registrations
          --------------------

          (a)   Number of Demand Registrations. The Company shall be obligated
                ------------------------------
to prepare, file and cause to become effective pursuant to this Section 3 no more than one Registration Statement in connection with a Demand Registration (as defined below) beginning on the first anniversary of the date hereof. Holders of Registrable Securities may exercise demand registration rights in accordance with the terms and conditions of this agreement so long as such holders continue to hold Registrable Securities.

          (b)   Request for Registration by Certain Holders of Registrable
                ----------------------------------------------------------
Securities. At any time following the first anniversary of the date hereof, if
----------
the Company receives from the holder(s) of a majority of the outstanding Registrable Securities a written request that the Company effect a registration or qualification of such Registrable Securities (a "Demand Registration"), the Company shall:

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

                (1) promptly give written notice of the proposed registration or qualification to all other holders of Registrable Securities; and

                (2) as soon as practicable, use its best efforts to effect such registration or qualification (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as is reasonably necessary to permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Registrable Securities as is specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such registration pursuant to the "piggyback" registration rights provided in Section 4 hereof or other registration rights agreements; provided, however, that the Company shall not be
                        --------  -------
     obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3:

                      (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance or be required to qualify to do business unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or subject itself to taxation in any such jurisdiction;

                      (ii) within 90 days immediately following the effective date of any registration statement pertaining to an underwritten public offering of equity securities of the Company for its own account, or such longer period as may be required pursuant to Section 5(a) hereof;

                      (iii) if, upon receipt of a request for a Demand Registration in accordance with the provisions hereof, the Company is advised in writing by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with a public offering of securities by the Company (other than an offering in connection with employee benefit and similar plans (a "Company Offering")) that, in such firm's opinion, a registration at that time and on the terms requested would materially adversely affect a Company Offering that had been contemplated by the Company prior to receipt of the notice requesting the Demand Registration, the Company shall not be required to effect a Demand Registration until the earliest of (a) 90 days after completion of the Company Offering,
          (b) the termination of any applicable Blackout Period (as hereinafter defined), (c) promptly after the abandonment of such Company Offering or (d) 120 days after the date of notice requesting a Demand Registration; provided, however, that the Company shall be deemed to
                        --------  -------
          have abandoned a Company Offering at such time as the Company is no longer proceeding actively or in good faith with such offering and provided, further, that the holders so requesting the
          --------  -------

          Demand Registration may join in the Company Offering pursuant to the "piggyback" rights set forth in Section 4 hereof;

                      (iv) after the Company has effected one such Demand Registration as specified in subsection (a) of this Section 3; or

                      (v) if, prior to the effectiveness of a Registration Statement relating to Registrable Securities, the Company shall furnish to the holders of Registrable Securities a certificate stating that the Company has determined in the good faith judgment of the board of directors that the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of material non-public information the disclosure of which would have a material adverse effect on the Company (an "Information Blackout"), then the Company's obligation to use its best efforts to register, qualify or comply under this Section 3 shall be deferred for a period not to exceed the earlier of (a) the date upon which such material information is disclosed to the public or ceases to be material or (b) 90 days after the Company makes such good faith determination (such period being the "Blackout Period"). In the event of any such deferral, the holders of a majority of Registrable Securities shall have the right to withdraw their request for registration and such withdrawn request shall not be considered a request for registration pursuant to this Section 3.

          Subject to the foregoing provisions, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within 60 days, after receipt of the request or requests of the initiating holders.

          (c)   Effective Registration and Expenses. A registration of
                -----------------------------------
Registrable Securities will not count as a Demand Registration pursuant to this Agreement until it has become effective and has remained effective for 90 days or until 90% of the Registrable Securities included therein have been sold, if earlier. The Stockholders shall pay all Registration Expenses in connection with any registration initiated as a Demand Registration, whether or not it becomes effective.

          (d)   Priority on Demand Registrations. If the holder or holders of a
                --------------------------------
majority of the Registrable Securities to be registered in a Demand Registration under this Section 3 so elect by written notice to the Company, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In the event of an underwritten offering, if the managing underwriter or underwriters of such offering advise the Company and the holders in writing that in their opinion the number of Registrable Securities requested to be included in such offering is sufficiently large so as to adversely affect the success of the offering, the Company shall include in such registration the maximum amount of Registrable Securities which in the opinion of such managing underwriter or underwriters can be sold without any such adverse effect. Further, subject to the advice of the managing underwriter or underwirters concerning the size and composition of the offering, the Company shall include Registrable

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

Securities in such registration in accordance with the following priorities: (i) first, the Registrable Securities owned by the holder(s) of Registrable Securities from whom the Company received a Demand Registrable pursuant to
Section 3(b); (ii) second, other securities of the Company proposed to be included in such registration for its own account; and (iii) third, pro rata (based upon the number of shares of Registrable Securities owned by such holders) among the other holders of Registrable Securities who have requested to be included in such registration pursuant to the "piggyback" registration provisions of Section 4 or other registration rights agreements, provided,
                                                                 --------
however, that in the event that the Company proposes to include newly issued
-------
securities in any Registration Statement pursuant to this Section 3 and such securities would be excluded from such registration by operation of the priority provision set forth above, the Company may elect to cause such Registration Statement to be filed under Section 4 of this Agreement; provided, further, that
                                                         --------  -------
in the event that the Company makes such election, all of the provisions of
Section 4 shall apply to such registration and such registration shall not be deemed to be an exercise of a Demand Registration under this Section 3.

          (e)   Selection of Underwriters. If any Demand Registration is to be
                -------------------------
in the form of an underwritten offering, the investment banker or bankers that will administer the offering shall be selected by the holders of a majority of the Registrable Securities to be included in such offering (provided that such investment banker or bankers must be reasonably satisfactory to the Company). The Company shall (together with all holders of Registrable Securities proposing to distribute such securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting in the manner set forth above.

          (f)   Withdrawal. If any holder of Registrable Securities disapproves
                ----------
of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall also be withdrawn from registration and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such shorter period of time as the underwriter may require; provided,
                                                               --------
however, that if by the withdrawal of such Registrable Securities a greater
-------
number of Registrable Securities held by other holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the priority and proportions specified in Section 3(d). Subject to the provisions of Sections 3(b)(2)(v) and 6(m), if a holder of Registrable Securities withdraws after exercising a Demand Registration, such holder shall nevertheless be deemed to have utilized a Demand Registration.

     4.   Piggyback Registration. If at any time the Company shall determine to
          ----------------------
file a registration statement under the Securities Act relating to a proposed sale to the public of any of its equity securities (other than a registration statement in connection with mergers, acquisitions, exchange offers, subscription offers, dividends reinvestment plans or stock options or other employee benefit plans), the Company shall:

          (a) promptly give to each holder of a Registrable Security written notice thereof (which notice shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws, the proposed offering price, and the plan of distribution);

          (b) include in such registration (and any related qualification or other compliance under blue sky laws) and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests to the Company by any holder or holders of Registrable Securities, made within 30 days after such written notice from the Company;

          (c) use its best efforts to cause the managing underwriter or underwriters, if any, of such proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, unless the registration statement is being filed pursuant to a Demand Registration (in which case the priority of "piggyback" rights shall be as provided in Section 3(d)), if the managing underwriter or underwriters of such offering deliver a written opinion to the holders of such Registrable Securities that marketing considerations require a limitation on the number of shares of Common Stock or Registrable Securities offered pursuant to any registration statement subject to this Section 4, then subject to the advice of such managing underwriter or underwriters as to the size and composition of the offering, the Company shall include Common Stock and other Registrable Securities in such registration in accordance with the following priorities: (i) first, Common Stock to be sold for the account of the Company; and (ii) second, pro rata (based on the number of Registrable Securities owned by such holders) with respect to all holders of Registrable Securities who have requested to be included in the registration pursuant to this Section 4 or other registration rights agreements. The Company shall pay all Registration Expenses in connection with a registration initiated as a piggy-back registration, whether or not it becomes effective.

          (c) If any holder of Registrable Securities disapproves of the terms of the underwriting of the Company's offering, such holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter at least two days prior to the effective date of registration. Any Registrable Securities excluded or withdrawn from such underwriting shall also be withdrawn from registration and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such shorter period of time as the managing underwriter may require.

          (e) If, prior to the effectiveness of a Registration Statement including Registrable Securities pursuant to this Section 4, the Company shall determine for any bona fide reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the holders of the Registrable Securities and, thereupon (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection therewith), without prejudice, however, to the rights, if any, of any holder or holders of Registrable Securities to request that such registration be effective as a Demand Registration under Section 3, and (ii) in the case of a delay in registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

          Holders of Registrable Securities may exercise "piggyback" registration rights under this Section 4 at any time or from time to time, so long as such holders continue to hold Registrable Securities.

     5.   Hold-Back Agreements
          --------------------

          (a)  Restrictions on Public Sale by Holder of Registrable Securities.
               ---------------------------------------------------------------
Upon the written request of the managing underwriters of an underwritten offering in which holders of Registrable Securities are permitted to sell all of the Registrable Securities that they have requested to be included in such offering under paragraph 4 above, a holder of Registrable Securities shall not effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 7-day period prior to, and during the 90-day period following, the effective date of the Registration Statement for each underwritten offering made pursuant to such Registration Statement.

          (b)  Registrations on Public Sale by the Company and Others. The
               ------------------------------------------------------
Company agrees:

               (1) not to effect any public sale or distribution of its equity securities (or securities exchangeable for such securities), including a sale pursuant to Regulation D under the Securities Act, during the 7-day period prior to, and during the 90-day period following, the effective date of the Registration Statement for each underwritten offering made pursuant to a Registration Statement filed under Section 3 or 4 hereof, if requested in writing by the managing underwriters (except as part of such underwritten registration or pursuant to registrations in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit plans); and

               (2) to use its best efforts to cause each holder of its privately placed equity securities that are issued by the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution, including a sale pursuant to Rule 144 under the Securities Act, of any such securities during the period set forth in clause (1) above (except as part of such underwritten registration, if and to the extent permitted).

     6.   Registration Procedures
          -----------------------

          In connection with the Company's registration obligations pursuant to Sections 3 and 4 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents shall be made available for prior review by such holders and underwriters;

          (b) prepare and file with the SEC such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any holder of Registrable Securities or underwriters, if any, or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or otherwise necessary to keep such Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; provided, that the Company may discontinue any
                                 --------
registration of its securities which are not Registrable Securities at anytime prior to the effective date relating thereto;

          (c) promptly notify the selling holders of Registrable Securities and the managing underwriters, if any, and (if requested by any such Person) confirm such advice in writing,

               (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

               (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

               (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

               (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

               (5) of the existence of any fact which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading:

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (e) at the request of any selling holder of Registrable Securities, furnish to such selling holder and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (f) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          (g) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and each of their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

          (h) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and cause such Registrable Securities to be in such denominations and registered in such names as such managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

          (i) if any fact contemplated by paragraph (c)(5) above shall exist, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;


          (j) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed, if requested by the holders of a majority of such Registrable Securities or by the managing underwriters, if any;

          (k) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent or trustee with printed certificates for the Registrable Securities which are in a form eligible for deposit with Depositary Trust Company;

          (l) enter into customary agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection:

               (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

               (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions shall be reasonably satisfactory to the managing underwriter, if any, and the holders of a majority of the Registrable Securities being sold) addressed to each selling holder and the underwriter, if any, covering the matters customarily covered in opinions delivered to underwriters in primary underwritten offerings and such other matters as may be reasonably requested by such holders or underwriters;

               (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings;

               (4) if an underwriting agreement is entered into, cause the same to include the indemnification and contribution provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to such Section (or, with respect to the indemnification of such underwriters, such similar indemnification and contribution provisions as such underwriters shall customarily require); and

               (5) deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriter, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

The above shall be done at each closing under such underwriting or similar agreement or as and to the extent otherwise reasonably requested by the holders of a majority of the Registrable Securities being sold.

          (m)    Blackout Periods.
                 ----------------

                 (1) At any time when a Registration Statement relating to Registrable Securities is effective, upon written notice of an Information Blackout from the Company to holders of Registrable Securities, the selling holders of Registrable Securities shall suspend sales of Registrable Securities pursuant to such Registration Statement until the earlier of:

                       (i)    termination of the Blackout Period, or

                       (ii) such time as the Company notifies the selling holders of Registrable Securities that sales pursuant to such Registration Statement may be resumed (the number of days from such suspension of sales by the selling holders of Registrable Securities until the day when such sales may be resumed hereunder is hereinafter called a "Sales Blackout Period").

                 (2) Any delivery by the Company of notice of an Information Blackout during the 90 days immediately following effectiveness of any registration statement effected pursuant to Section 3 hereof shall give the selling holders of Registrable Securities the right, by written notice to the Company within 10 days after the end of such period, to cancel such registration and such registration shall not count as a Demand Registration under Section 3 hereof.

                 (3) If there is an Information Blackout and the selling holders of Registrable Securities do not exercise their cancellation right, if any, pursuant to (2) above, or, if such cancellation right is not available, the time period set forth in Section 3(c) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. Each holder of Registrable Securities as to which any registration is being effected may require the Company to furnish to it such information and documents as such holders may from time to time reasonably request in writing.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (i) above, such holder shall forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by paragraph (i) above, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice. Each holder of Registrable Securities agrees that it will immediately notify the Company at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act of the happening of an event as a result of which information previously furnished by such holder to the Company in writing for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made. In the event the Company or a holder shall give any such notice, the time periods mentioned in Section 3(c) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by paragraph (i) above or is advised in writing by the Company that the use of the Prospectus may be resumed.

     7.   Registration Expenses
          ---------------------

          All expenses incident to the Company's performance of or compliance with this Agreement shall be paid by the Stockholders, regardless of whether the Registration Statement becomes effective, including, without limitation:

               (1) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with the NASD) and stock exchange listing fees;

               (2) fees and expenses of compliance with securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities);

               (3) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Company and of printing prospectuses), messenger, telephone and delivery expenses;

               (4) fees and disbursements of counsel for the Company and of attorneys for the sellers of Registrable Securities;

               (5) fees and disbursements of all independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

               (6) fees and disbursements of underwriters (including discounts, commissions or fees or underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities, transfer taxes, if any, or legal expenses of any Person other than the Company and the selling holders);

(all such expenses being herein called "Registration Expenses").

          The Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit.

     8.   Indemnification
          ---------------

          (a)  Indemnification by the Company. The Company agrees to indemnify
               ------------------------------
and hold harmless each holder of Registrable Securities, its officers, directors, employees and agents and each Person who controls such holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by suchholder expressly for use therein; provided, however, that the Company shall
                                      --------  -------
not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such holder (or an underwriter on behalf of such holder) failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of the Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission; and provided,
                                                                       --------
further, that the Company shall not be liable in any such case to the extent
-------
that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such holder (or an underwriter on behalf of such holder) thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security from such holder. This indemnify shall be in addition to any liability which the Company may otherwise have. The Company shall also indemnify underwriters participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Holders.

          If any action or proceeding (including and governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnify may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof (including the employment of counsel reasonably satisfactory to such Indemnified Holder) and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be paid by such Indemnified Holder unless (a) the Company has agreed to pay such fees and expense or (b) the Company shall have failed to assume the defense of such action or proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Holder in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company, and such Indemnified Holder shall have been reasonably advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential material differing interests between them (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgement for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgement.

          (b)  Indemnification by Holder of Registrable Securities. Each holder
               ---------------------------------------------------
of Registrable Securities agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnify from the Company to such holder, but only with respect to information relating to such holder furnished in writing by such holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given to the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each holder by the preceding paragraph. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          The Company and each holder of Registrable Securities shall be entitled to received indemnities from underwriters to the same extent as provided above with respect to information so furnished in writing by them specifically for inclusion in any Prospectus or

Registration Statement or any amendment or supplement thereto, or any preliminary prospectus

          (c)    Contribution. If the indemnification provided for in this
                 ------------
Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omissions. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(c), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the securities sold by such Indemnified Holder or its affiliated Indemnified Holders and distributed to the public exceeds the amount of any damages which such Indemnified Holder or its affiliated Indemnified Holders has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     9.   Rule 144
          --------

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

     10.  Participation in Underwritten Registrations
          -------------------------------------------

          No holder of Registered Securities (or its successors or assigns) may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the underwriters and other Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     11.  Miscellaneous
          -------------

          (a)  Remedies. In addition to being entitled to exercise all rights
               --------
provided herein and granted by law, including recovery of damages, each holder of Restricted Securities shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b)  Adjustments Affecting Registrable Securities. The Company shall
               --------------------------------------------
not take action, or permit any change to occur, with respect to the combination or subdivision of Registrable Securities which would (i) adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or (ii) adversely affect the marketability of such Registrable Securities in any such registration.

          (c)  Amendments and Waivers. The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of a majority of the Registrable Securities being sold.

          (d)  Notices. All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery;

               (1) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions hereof, which address initially is the address of the Company's principal executive offices; and

               (2) if to the Company, initially at the address of the Company's principal executive offices, with a copy to Latham & Watkins, 633 West Fifth Street, Suite 4000, Los Angeles, California 90071, Attention: John M. Newell, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          (e)  Transfer of Registration Rights. Holders of Registrable
               -------------------------------
Securities may not transfer the registration rights granted hereunder to any Person.

          (f)  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g)  Headings. The headings in this Agreement are for convenience of
               --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h)  Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the internal laws of the State of California without regard to the choice of law provisions thereof.

          (i)  Severability. In the event that any one or more of the provisions
               ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j)  Entire Agreement. This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the Company and the Stockholders have caused this Agreement to be duly executed as of the date above written.

                                        NATIONAL GOLF PROPERTIES, INC.


                                        By:_____________________________

                                        STOCKHOLDERS:

                                        GOLDER, THOMA, CRESSEY FUND II

                                        By:  GOLDER, THOMA, CRESSEY &
                                             RAUNER, L.P.
                                        Its: General Partner

                                        By:_____________________________
                                        Its:____________________________

                                        GOLDER, THOMA, CRESSEY
                                        FUND III LIMITED PARTNERSHIP

                                        By:  GOLDER, THOMA, CRESSEY &
                                             RAUNER, L.P.
                                        Its: General Partner

                                        By:_____________________________
                                        Its:____________________________


                                        /s/ Robert H. Williams
                                        --------------------------------
                                        ROBERT H. WILLIAMS